The Olstein Strategic Opportunities Fund Summary Prospectus September 14, 2018 Adviser Class: OFSFX Class A: OFSAX Class C: OFSCX

Before you invest, you may want to review The Olstein Strategic Opportunities Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated July 14, 2018, as revised September 14, 2018, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund on its website at http://www.olsteinfunds.com/how_to_invest.html.  You can also get this information at no cost by calling the Fund (toll-free) at (800) 799‑2113 or by sending an e-mail request to info@olsteinfunds.com.

Investment Objective
The Fund’s investment objective is long-term capital appreciation and its secondary objective is income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or another series of the Trust managed by Olstein Capital Management, L.P. (“OCM” or the “Adviser”).  More information about these and other discounts is available from your financial adviser and in the Prospectus under the section entitled “Shareholder Information – Class Descriptions” on page 32 of the Fund’s statutory prospectus.  The table below does not reflect any transaction fees that may be charged by a financial intermediary or commissions that a shareholder may be required to pay directly to its financial intermediary when buying and selling Adviser Class shares.

Shareholder Fees (fees paid directly from your investment)	Adviser Class	Class A	Class C
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None	None(1)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Adviser Class	Class A	Class C
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.31%	0.31%	0.31%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.32%	1.57%	2.32%
Less: Fee Waiver/Plus: Fee Recoupment (3)	None	None	None
Total Annual Fund Operating Expenses (4)	1.32%	1.57%	2.32%

(1)
Purchases of $1 million or more, or purchases into account(s) with accumulated value of $1 million or more that were not subject to a front-end sales charge are subject to a CDSC of 1.00% if sold within one year of the purchase date.

(2)
Total Annual Fund Operating Expenses shown in the above table differ from the ratio of expenses to average net assets shown in the Financial Highlights because the Financial Highlights exclude acquired fund fees and expenses.

(3)
OCM has contractually agreed to waive its management fees and/or pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses of each class of shares (excluding Rule 12b-1 fees, shareholder servicing fees, Acquired Fund Fees and Expenses (“AFFE”), interest expense, taxes, and non-routine expenses) do not exceed 1.35% of the average daily net assets of the Fund.  Fees waived and expenses paid by OCM under this Operating Expenses Limitation Agreement may be recouped by OCM for a period of thirty-six months following the month during which such fee waiver or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred, or at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least October 28, 2019. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or OCM.

(4)
“Total Annual Fund Operating Expenses” shown in the above table reflect current fees for the Fund, rather than those of the Fund’s predecessor, the Olstein Strategic Opportunities Fund series of The Olstein Funds (the “Strategic Opportunities Predecessor Fund”).

Expense Example
The expense examples below are intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 for the time periods indicated and then either redeem all or do not redeem shares at the end of those periods.  The examples also assume that your investment has a 5% return each year and that the operating expenses (including capped expenses for the Fund for the periods described in the footnotes to the fee tables) remain the same.  The examples below do not reflect any transaction fees that may be charged by a financial intermediary or commissions that a shareholder may be required to pay directly to its financial intermediary when buying and selling Adviser Class shares.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$134	$418	$723	$1,590
Class A	$701	$1,018	$1,358	$2,315
Class C (assuming sale of all shares at end of period)	$335	$724	$1,240	$2,656
Class C (assuming no sale of shares)	$235	$724	$1,240	$2,656

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  For the fiscal year ended June 30, 2017, the Predecessor Fund’s portfolio turnover rate was 64.90% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its objectives by investing primarily in common stocks of small- and mid-sized companies (“small-cap” or “mid-cap” stocks) that OCM believes are selling at a significant discount to private market value.  The Fund uses several valuation methods to determine private market value, all of which emphasize expected future free cash flow.  Future free cash flow represents the cash that a company is able to generate from operations after any required investment to maintain or expand its asset base (i.e., after required capital expenditures and working capital needs). For purposes of this investment policy, the Fund considers “small- and mid-sized companies” to be those with market capitalization values (share price multiplied by the number of shares of common stock outstanding) within the range represented in the Russell 2500TM Index (as of May 31, 2018, the Index’s weighted average market capitalization was approximately $5.6 billion).

OCM follows an accounting-driven, value-oriented approach that emphasizes looking behind the numbers of financial statements based on the belief that the price of a common stock may not reflect the intrinsic value of the issuing company’s underlying business.  OCM believes that the management of small- to mid-sized companies face unique strategic choices, challenges and problems, often as a result of the company’s size or expectations for growth.  The Fund may employ a distinctive approach; opportunistically engaging as an activist investor in small- to mid-sized companies where OCM perceives that such an approach is likely to add value to the investment process.  As a shareholder activist, OCM may invest in small- to mid-sized public companies that it believes are substantially undervalued, often seeking to influence management to undertake specific steps to increase shareholder value.  In such situations, OCM will normally approach company management on a constructive basis offering strategic advice and transactional experience.  The Fund may also provide additional exposure to activist situations by investing in companies that engage in the same manner as an activist investor or by investing in companies owned by other activist investors or private equity investors.

When evaluating the value of stocks for the Fund, OCM undertakes an in-depth analysis of financial statements, as it seeks to identify early signs of potential changes in a company’s ability to generate sustainable free cash flow as well as its potential to grow that may not be recognized by the financial markets.  When determining sustainable free cash flow and the quality of earnings, OCM assesses the accounting practices and assumptions used to construct financial statements against the economic reality of the company’s business.  OCM believes that in-depth analysis of financial statements reveals the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow.  OCM further believes that such an analysis is more useful to an investor than management forecasts or earnings guidance.

OCM believes stock prices often fall below a company’s private market value as a result of a short-term focus on, or an overreaction to, negative information regarding the company or its industry, or negative overall market psychology.  The Fund seeks to capitalize on market volatility and the valuation extremes specific to a company by purchasing its stock at a discount to OCM’s estimate of private market value, which could result in above-average capital appreciation if such discount is corrected by market forces or other catalysts that change perceptions.

The Fund’s bottom-up analysis seeks to identify companies with unique business fundamentals and a competitive edge, which usually provide a greater predictability of future free cash flow.  Companies with free cash flow have the potential to enhance shareholder value by increasing dividends, repurchasing shares, reducing debt, engaging in strategic acquisitions, withstanding an economic downturn without adopting harmful short term strategies or being an attractive acquisition target.

The Fund may invest up to 20% of its net assets in foreign securities that are traded in U.S. dollars, and will limit the Fund’s foreign investments to investments in developed countries, rather than countries with developing or emerging markets.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund is actively managed and may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if OCM cannot successfully implement the Fund’s investment strategies.

Value-Style Investing Risk.  The Fund uses a value-oriented investment approach.  However, a particular value stock may not increase in price as anticipated by OCM (and may actually decline in price) if other investors fail to recognize the stock’s value or if a catalyst that OCM believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree anticipated.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets or companies in which the Fund invests.

Small- and Mid-Sized Company Risk.  Small- and mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals.

Liquidity Risk.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell the security, which can have a negative impact on Fund performance.  The Fund may invest in small- and mid-sized companies, which may have a smaller “float” (the number of shares that are available to trade) and attract less market interest, and, therefore, may be subject to liquidity risk.

Foreign Investing Risk.  Investing in foreign companies typically involves more risks than investing in U.S. companies.  These risks can increase the potential for losses in the Fund and may include risks related to currency exchange rate fluctuations, country or government specific issues (for example, terrorism, war, social and economic instability, currency devaluations, and restrictions on foreign investment or the movement of assets), unfavorable trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Performance
Pursuant to an Agreement and Plan of Reorganization between Trust, on behalf of the Fund, and The Olstein Funds, on behalf of the Strategic Opportunities Predecessor Fund, the Fund will acquire all of the assets and liabilities of the Strategic Opportunities Predecessor Fund in exchange for shares of the Fund on or about August 24, 2018 (the “Reorganization”).  The Fund is a newly formed series of the Trust and had no operations prior to the Reorganization.  The Strategic Opportunities Predecessor Fund was a series of the Olstein Funds.  As a result of the Reorganization, the Fund will be the accounting and performance successor of the Strategic Opportunities Predecessor Fund.  OCM served as investment adviser to the Strategic Opportunities Predecessor Fund since inception and will continue to serve as investment adviser to the Fund.  The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class C shares of the Strategic Opportunities Predecessor Fund from year to year and by showing how the average annual returns of Class C shares and Adviser Class shares of the Fund over time compare to the performance of the Russell 2500TM Value Index and Russell 2500TM Index. The Russell 2500TM Value Index and Russell 2500TM Index represent broad measures of market performance.  Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s Class A and the contingent deferred sales charge of 1.00% during the one year period for the Class C. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at http://www.olsteinfunds.com or by calling or by calling (800) 799‑2113.

Calendar Year Total Returns as of December 31:

Best Quarter	Worst Quarter
Q2 2009 33.08%	Q4 2008 -29.35%

Year-to-Date as of March 31, 2018
-1.70%

	Average Annual Total Returns for the periods ended December 31, 2017
	One Year	Five Year	Ten Year	Since Inception
Class C
Return Before Taxes	4.10%(1)	11.00%	7.94%	6.86%
Return After Taxes on Distributions	4.10%(1)	9.49%	7.20%	6.19%
Return After Taxes on Distributions and Sale of Fund Shares	2.32%(1)	8.46%	6.33%	5.45%
Class A
Return Before Taxes(2)	0.06%	10.57%	8.14%	7.09%
Adviser Class
Return Before Taxes	6.22%	N/A	N/A	1.87%
Russell 2500TM Value Index	10.36%	13.27%	8.82%	7.65%
Russell 2500TM Index	16.81%	14.33%	9.22%	8.85%
(1)
The 1 Year total return figures for Class C assume that the shareholder redeemed at the end of the first year and paid the CDSC of 1.00%.  The average annual total returns for Class C shown for 5 Years and 10 Years do not include the CDSC because there is no CDSC if shares are held longer than 1 year.

(2)	The total return figures for Class A include the maximum front-end sales charge of 5.50% imposed on purchases.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your particular tax situation and may differ from those shown.  In certain cases, the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  These after-tax return figures do not apply to you if you hold your Fund shares through a tax-advantaged arrangement such as a 401(k) plan or individual retirement account (“IRA”).  The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. After-tax returns are shown for Class C shares only and after-tax returns for other classes will vary.

Management
Investment Adviser
Olstein Capital Management, L.P. is the Fund’s investment adviser.

Portfolio Managers

Portfolio Manager	Title	Length of Service
Robert A. Olstein	Chairman, Chief Executive Officer, Chief Investment Officer and Co-Portfolio Manager	Since the Strategic Opportunities Predecessor Fund’s inception.
Eric R. Heyman	Executive Vice President, Director of Research and Co-Portfolio Manager	Since becoming co-Portfolio Manager of the Strategic Opportunities Predecessor Fund in October 2008.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Olstein All Cap Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) by contacting the Fund by telephone at (800)-799-2113, by wire transfer, or through a financial intermediary.  The minimum initial and subsequent investment amounts for each class of the Fund are shown below.

	Regular Accounts	Qualified Retirement Plans or IRAs
Minimum Initial Investment	$1,000	$1,000
Subsequent Minimum Investment	$100 ($1,000 by wire)	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.